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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                 August 5, 2002


                                CABOT CORPORATION
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             (Exact name of registrant as specified in its charter)


           DELAWARE                       1-5667                 04-2271897
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


         TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS 02210-2019
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               (Address of principal executive offices) (Zip Code)

                                 (617) 345-0100
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              (Registrant's telephone number, including area code)


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Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On August 5, 2002, Cabot Corporation ("Cabot") issued a press release, announcing that one of its tantalum customers, AVX Corporation, filed a complaint against Cabot involving a supply agreement between Cabot and AVX. The text of Cabot's News Release, dated August 5, 2002, is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

         The following exhibit is filed herewith:

         99.1   Text of Cabot Corporation News Release, dated August 5, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CABOT CORPORATION



Date:   August 6, 2002
                                          By: /s/ John A. Shaw
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                                             John A. Shaw
                                             Executive Vice President and Chief
                                             Financial Officer


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                                INDEX TO EXHIBIT

EXHIBIT
NUMBER         TITLE
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99.1           News Release of Cabot Corporation, dated August 5, 2002.


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